UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                JANUARY 24, 2006
                              MACROCHEM CORPORATION
             (Exact name of registrant as specified in its charter)


        MASSACHUSETTS                       0-13634                 04 2744744
(State or other jurisdiction of     (Commission file number)      (IRS employer
incorporation or organization)                                    identification
                                                                     number)


            110 HARTWELL AVENUE, LEXINGTON, MASSACHUSETTS 02421-3134
       ------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 862-4003

                                       N/A
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                              --------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


On January 24, 2006, our independent registered public accounting firm Deloitte & Touche LLP ("Deloitte") resigned.

Deloitte's report relating to the financial statements of the Company for the year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles, except the report contained an explanatory paragraph relating to the Company's ability to continue as a going concern. Deloitte's report relating to the financial statements of the Company for the year ended December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's fiscal years ended December 31, 2003 and December 31, 2004, and through January 24, 2006, the date which Deloitte resigned, the Company had no disagreement with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte's satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports for such periods. During the Company's fiscal years ended December 31, 2003 and December 31, 2004, and through January 24, 2006, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Deloitte with a copy of the foregoing disclosure and has requested that Deloitte furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it disagrees with the above statements. A copy of the letter from Deloitte, dated January 27, 2006, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits.

        16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MACROCHEM CORPORATION



Dated: January 30, 2006              By:  /S/  BERNARD R. PATRIACCA
                                          --------------------------------------
                                     Name:    Bernard R. Patriacca
                                     Title:   Vice President and Chief Financial
                                              Officer

                                  EXHIBIT INDEX


The following exhibits are filed herewith:


        16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission.